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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 October 9, 2002
                                (Date of Report)

                                 October 8, 2002
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


                Vermont                                      03-0222230
      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                     Identification No.)

                                  40 IDX Drive
                           South Burlington, VT 05403
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (802-862-1022)



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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS


         This Form 8-K, including without limitation the News Release attached as Exhibit 99, contains "forwarding-looking statements" as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. For this purpose, any statements contained in this Form 8-K, including without limitation the News Release attached as Exhibit 99, that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will" and similar expressions are intended to identify forward-looking statements.

         On October 8, 2002, the Company announced that, effective January 1, 2003, James H. Crook, Jr. will become Chief Executive Officer and retain the title of President, that the current Chief Executive Officer Richard E. Tarrant will be named Chairman of the Board, and that Robert H. Hoehl, current Chairman, will become Vice Chairman of the Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

  EXHIBIT NO.               DESCRIPTION                                 PAGE
  -----------               -----------                                 ----

  99                        IDX News Release dated                      4
                            October 8, 2002


















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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IDX SYSTEMS CORPORATION
                             (Registrant)



Date:  October 9, 2002       By:  /S/ JOHN A. KANE
                                  ______________________________________________
                                  John A. Kane
                                  Sr. Vice President, Finance and Administration
                                  Chief Financial Officer, and Treasurer


































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


                                                                      EXHIBIT 99
FOR IMMEDIATE RELEASE
---------------------

IDX SYSTEMS CORPORATION
40 IDX Drive
P.O. Box 1070
Burlington, VT  05402-1070
www.idx.com
------------------------------------------------------------------------

Contact:  Financial Press and Investors:              Local and Trade Press:
          -----------------------------               ----------------------
          Margo Happer                                Robert Stirewalt
          Director - Investor Relations and           Communications Specialist
          Corporate Communications                    802-859-6933
          802-859-6169                                robert_stirewalt@idx.com
          margo_happer@idx.com


      JAMES H. CROOK, JR. TO BECOME CHIEF EXECUTIVE OFFICER OF IDX SYSTEMS
      --------------------------------------------------------------------
                                  CORPORATION
                                  -----------

                      RICHARD E. TARRANT TO BECOME CHAIRMAN
                      -------------------------------------

                     Appointments effective January 1, 2003
                     --------------------------------------


BURLINGTON, VT - October 8, 2002 - IDX Systems Corporation (NASDAQ:IDXC) today announced that effective January 1, 2003, James H. Crook, Jr. will become Chief Executive Officer. Mr. Crook joined IDX in 1981 and has been President and Chief Operating Officer of the Company since 1999. He will retain the title of President.

Current Chief Executive Officer Richard E. Tarrant will be named Chairman of the Board and Robert H. Hoehl, current Chairman, will become Vice Chairman. Mr. Tarrant and Mr. Hoehl founded IDX in 1969.

As CEO, Mr. Crook will work closely with Mr. Tarrant on strategy development and will assume full management responsibility for the company, including delivering on the IDX core values of customer success, employee opportunity, growth, and profitability.

As Chairman, Mr. Tarrant will remain fully engaged, focusing on strategic direction and future growth opportunities for IDX. Mr. Tarrant will continue to be the company's primary contact with "Wall Street" and will interact with CEOs of key customers in order to continually assess IDX's mission in the service of healthcare delivery organizations.

"Rich and Bob have worked diligently for 33 years to firmly establish IDX as a company built to last and grow," Mr. Crook said. "I look forward to continuing this legacy."

"In recent years, succession planning has been an integral part of ensuring the future of IDX," Mr. Tarrant said. "As we have been emerging through a corporate transition toward reestablishing growth, Jim Crook, as President and Chief Operating Officer, has proven his leadership ability and management talent. With Jim as CEO, I will now be able to engage in what I enjoy most, mainly exploring entrepreneurial opportunities for new avenues of growth within IDX."

                                     (more)



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


ABOUT IDX
---------

Founded in 1969, IDX Systems Corporation provides information technology solutions to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary and functionally rich products installed at 3,200 client sites. Customers include 134,000 physicians who utilize practice management systems to improve patient care and other workflow processes. IDX Systems are installed at:

*   370 Integrated delivery networks (IDNs) representing more than 660 hospitals
*   175 large group practices with more than 200 physicians
*   635 mid-size group practices with less than 200 physicians

The IDX web strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers medical transcription and clinical documentation services to physicians groups and hospital customers. IDX has approximately 4,755 full-time employees.


IDX is trademark or registered trademarks of IDX Investment Corporation.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SUGGESTED BY SUCH FORWARD-LOOKING STATEMENTS ARE POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM PURCHASE DECISIONS, GENERAL ECONOMIC CONDITIONS, POSSIBLE DELAY OF SYSTEMS INSTALLATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, POSSIBLE INABILITY OF THE COMPANY TO REALIZE BENEFITS FROM ITS ALLIANCE WITH ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND E-COMMERCE INDUSTRIES, POSSIBLE DISRUPTION IN THE NATIONAL ECONOMY CAUSED BY TERRORIST ACTIVITIES, CHANGES IN PRODUCT PRICING POLICIES, REGULATION OF THE COMPANY'S SOFTWARE BY GOVERNMENT AGENCIES, THE POSSIBILITY OF PRODUCT RELATED LIABILITIES, AND FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.

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